Exhibit 10.60

OMNIBUS AMENDMENT
TO
RECEIVABLES PURCHASE AGREEMENT,
RECEIVABLES TRANSFER AGREEMENT

SUPPORT AGREEMENT
AND
PARENT GUARANTY

THIS OMNIBUS AMENDMENT, dated as of December 31, 2005 (this ‘‘Amendment’’), is:

(1)  Amendment No. 1 to Receivables Purchase Agreement, dated as of June 25, 2004 (as amended, supplemented or otherwise modified from time to time, the ‘‘Receivables Purchase Agreement’’), by and among NALCO COMPANY, a Delaware corporation (‘‘Nalco Company’’) and NALCO ENERGY SERVICES, L.P., a Delaware limited partnership, Nalco Company as Seller Agent and NALCO RECEIVABLES LLC, a Delaware limited liability company (the ‘‘Buyer’’);

(2)  Amendment No. 4 to Receivables Transfer Agreement, dated as of June 25, 2004 (as amended, supplemented or otherwise modified from time to time, the ‘‘Receivables Transfer Agreement’’) by and among the Buyer, as Transferor, Nalco Company, as Collection Agent, JPMorgan Chase Bank, N.A., as Administrative Agent and the several transferees and funding agents party thereto from time to time;

(3)  Termination of the Support Agreement, executed as of June 25, 2004, by Nalco Company (the ‘‘Support Agreement’’); and

(4)  Amendment No. 1 to Parent Guaranty, dated as of June 25, 2004 (as amended, supplemented or otherwise modified from time to time, the ‘‘Parent Guaranty’’ and together with the Receivables Purchase Agreement, the Receivables Transfer Agreement, the ‘‘Transaction Agreements’’) by Nalco Holdings LLC.

RECITALS

Whereas, Nalco Energy Services, L.P. will be merged into Nalco Company pursuant to Section 263 of the Delaware General Corporation Law (‘‘DGCL’’), with Nalco Company as the surviving company on January 1, 2006 (‘‘the ‘‘Merger’’). The parties to the Transaction Agreements hereto desire to amend the Transaction Agreements to reflect the Merger.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  Certain Defined Terms.    Capitalized terms that are used herein without definition and that are defined in the Transaction Agreements shall have the same meanings herein as therein defined.

2.     Amendments.

2.1    Upon consummation of the Merger, each reference to ‘‘Seller’’ or ‘‘Sellers’’ in the Receivables Purchase Agreement shall mean Nalco Company.

2.2    Upon consummation of the Merger, each reference to ‘‘Originator’’ or ‘‘Originators’’ in the Receivables Transfer Agreement and the Parent Guaranty shall mean Nalco Company.

2.3    Upon consummation of the Merger, the Support Agreement shall be terminated.

3.  Effect of Amendment.    All provisions of the Transaction Agreements, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in any Transaction Agreement to ‘‘this Agreement’’, ‘‘hereof’’, ‘‘herein’’ or words of similar effect referring to such Transaction Agreement shall be deemed to be references to such Transaction Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Transaction Agreements other than as set forth herein.

4.  Effectiveness.    This Amendment shall become effective as of the date hereof upon receipt by the Administrative Agent of counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrative Agent in its sole discretion.

5.  Counterparts.    This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

6.  Governing Law.    This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York (without regard to any otherwise applicable principles of conflicts of law).

7.  Section Headings.    The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

NALCO COMPANY, as Seller, Seller Agent, and Collection Agent
By: /s/ Stephen N. Landsman Name: Stephen N. Landsman Title: Vice President
NALCO HOLDINGS LLC, as Guarantor
By: /s/ Stephen N. Landsman Name: Stephen N. Landsman Title: Vice President
NALCO ENERGY SERVICES, L.P., as Seller
By: /s/ Stephen N. Landsman Name: Stephen N. Landsman Title: Vice President
NALCO RECEIVABLES LLC, as Buyer and Transferor
By: /s/ Susan F. Buchanan Name: Susan F. Buchanan Title: Treasurer
PARK AVENUE RECEIVABLES COMPANY, LLC, as a CP Issuer
By: JPMorgan Chase Bank, N.A., as attorney-in-fact
By: /s/ Stacey Pike Name: Stacey Pike Title: Vice President
JPMORGAN CHASE BANK, N.A., as an APA Bank, a Funding Agent and as Administrative Agent
By: /s/ Stacey Pike Name: Stacey Pike Title: Vice President